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                                                           Exhibit 99.B(d)(4)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

                          ING VARIABLE INSURANCE TRUST

                            OPERATING EXPENSE LIMITS

                                            GUARANTEE                          MAXIMUM OPERATING EXPENSE LIMIT
NAME OF FUND*                               MATURITY DATE             (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------                                -------------             ---------------------------------------------
ING GET U.S. Core Portfolio - Series 1      September 12, 2008               0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 2      December 12, 2008                0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 3      March 13, 2009                   0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 4      June 12, 2009                    0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 5      September 9, 2011                0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 6      December 9, 2011                 0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 7      March 8, 2012                    0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 8      June 7, 2012                     0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 9      September 6, 2012                0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 10     December 5, 2012                 0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 11     February 28, 2013                0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Core Portfolio - Series 12     May 30, 2013                     0.65% during the offering period
                                                                             1.00% during the guarantee period

ING GET U.S. Opportunity Portfolio -        TBD                              0.65% during the offering period
Series 1                                                                     1.15% during the guarantee period

ING GET U.S. Opportunity Portfolio -        TBD                              0.65% during the offering period
Series 2                                                                     1.15% during the guarantee period

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                                                                      /s/ H.E.
                                                                    -----------
                                                                             HE

* Effective through to the Guarantee Maturity Date, thereafter this limit is subject to change if the Agreement is extended as contemplated in Section 3.